UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2022

Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17800 N. 85th St.

Scottsdale, Arizona 85255

(Address of principal executive offices, including zip code)

(480) 991-0797

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	AXON	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

On December 5, 2022, Axon Enterprise, Inc. (the “Company”) issued a press release announcing that the Company plans to commence, subject to market conditions and other factors, a private offering (the “Notes Offering”) of $500 million aggregate principal amount of convertible senior notes due 2027 (the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). The Company also expects to grant the initial purchasers of the Notes an option to purchase up to an additional $75 million aggregate principal amount of the Notes for settlement within a 13-day period beginning on, and including, the first date on which the Notes are issued. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In connection with the pricing of the Notes, the Company expects to enter into privately negotiated convertible note hedge transactions with one or more of the initial purchasers of the Notes, their respective affiliates and/or other financial institutions (the “option counterparties”). The Company also expects to enter into warrant transactions with the option counterparties.

In connection with the Notes Offering, the Company received a waiver from the lender under its revolving line of credit to permit the Notes Offering and the related bond hedge and warrant transactions. The Company expects to enter into a new unsecured revolving credit facility in an aggregate principal amount of up to $200 million, which it may increase to an aggregate principal amount of up to $300 million, in the near term. Affiliates of one or more of the initial purchasers are expected to act as agents and/or lenders under the new revolving credit facility. The Company expects any such revolving credit facility to contain affirmative and negative covenants and financial maintenance ratios customary for a company of its size. These covenants may be more restrictive than the covenants under the Company’s existing line of credit.

In connection with the Notes Offering, the Company is updating the following risk factor contained in its Annual Report on Form 10-K for the year ended December 31, 2022:

A variety of new and existing laws and/or interpretations could materially and adversely affect our business.

As detailed in “Business – Government Regulation” in our Annual Report on Form 10-K for the year ended December 31, 2021, we are subject to a variety of laws and regulations in the United States and abroad that involve matters central to our business, including privacy, data protection and personal information, rights of publicity, content, intellectual property, advertising, marketing, distribution, data security, data retention and deletion, electronic contracts and other communications, competition, consumer protection, telecommunications, product liability, taxation, labor and employment, economic or other trade prohibitions or sanctions, securities law compliance, and online payment services. The introduction of new products, expansion of our activities in certain jurisdictions, or other actions that we may take may subject us to additional laws, regulations, or other government scrutiny. In addition, foreign data protection, privacy, content, competition, and other laws and regulations can impose different obligations or be more restrictive than those in the United States.

These U.S. federal and state and foreign laws and regulations, which in some cases can be enforced by private parties in addition to government entities, are constantly evolving and can be subject to significant change. As a result, the application, interpretation, and enforcement of these laws and regulations are often uncertain and may be interpreted and applied inconsistently from country to country and inconsistently with our current policies and practices. New laws and regulations (or new interpretations of existing laws and regulations) may require us to incur substantial costs, expose us to unanticipated civil or criminal liability, or cause us to change our business practices.

The costs of compliance with these laws and regulation are high and are likely to increase in the future. Additionally, these laws and regulations, or any associated inquiries or investigations or other government actions, may delay or impede the development of new products, result in negative publicity, require significant management time and attention, and subject us to remedies that may harm our business, including fines or demands or orders that we modify or cease existing business practices. For example, as has been reported in the press, there is a grand jury investigation being conducted by the U.S. Attorney’s Office for the Northern District of Illinois.  We have fully cooperated with the investigation and continue to do so.  While we conducted an extensive internal investigation into, among other things, lobbying activities, and have found no indication of any wrongdoing by any Axon employee, there can be no assurance that this matter will not harm our business.

TASER and Axon Devices

For our TASER products, we rely on the opinions of the U.S. Bureau of Alcohol, Tobacco, Firearms and Explosives, including the determination that a device that does not expel projectiles by the action of an explosive is not classified as a firearm. Changes in statutes, regulations, and interpretation outside of our control may result in our products being classified or reclassified as firearms. If this were to occur, our private citizen market could be substantially reduced because consumers would be required to comply with federal, state, or local firearm transfer requirements prior to purchasing our products.

Federal regulation of sales in the U.S.: Our currently offered CEDs are not firearms regulated by the U.S. Bureau of Alcohol, Tobacco, Firearms and Explosives, but our consumer products are regulated by the U.S. Consumer Product Safety Commission. Although there are currently no federal laws restricting sales of our core currently offered CED products in the U.S., future federal regulation could adversely affect sales of our products.

Our CED products are subject to regulation by testing, safety and other standard organizations. These regulations also affect CEDs with Axon Signal technology, including Signal Performance Power Magazine technology, and TASER 7 battery packs, and could impact future CEDs that feature wireless technology.

Federal regulation of international sales: Our CEDs are considered a “crime control” product by the U.S. DOC for export directly from the U.S. which requires us to obtain an export license from the DOC for the export of our CED devices from the U.S. to any country other than Canada. Future products and services may require classifications from the DOC before they may be shipped internationally. Our inability to obtain DOC export licenses or classifications on a timely basis for sales of our products to our international customers could significantly and adversely affect our international sales.

Federal regulation of foreign national employees: Our intangible CED production is also considered controlled “technology” by the U.S. DOC and is categorized as a “deemed export” for any foreign national employees exposed to the technology within the U.S. Consequently, we must obtain an export licenses from the DOC for any deemed export within the U.S. made to a foreign national employee exposed to the deemed controlled technology. Deemed export licenses are subject to DOC approvals and issued licenses require annual status reports for the stated employees. Inability to obtain proper licensing could curtail the company’s ability to execute R&D and production related to CED technology.

State and local regulation: Our CEDs are controlled, restricted or, less frequently, prohibited by a number of state and local governments. Other jurisdictions may ban or restrict the sale of our CED products, or restrict their use through changes to use-of-force laws or regulations, and our product sales may be significantly affected by additional state, county and city governmental regulation.

International regulation of foreign imports and sales: Certain jurisdictions prohibit, restrict, or require a permit for the importation, sale, possession or use of CEDs, including in some countries by law enforcement agencies, limiting our international sales opportunities.

U.S. and International regulation of component movements globally: We rely on a global supply chain of components across our product lines with most final assembly occurring in the U.S. Export of these components from abroad is subject to shifting regulatory landscapes imposed by both the foreign government and U.S. authorities upon import. Abrupt changes to these regulations can result in delays or interruptions to final product supplies.

International regulation of foreign-based operations: We maintain foreign operations in several countries globally for purposes of logistics, sales, and R&D support. Any failure to properly maintain or license could limit our ability to sell, support, or develop our products and services both internationally and in the U.S. market.

Radio Spectrum Devices

Certain of our products utilize the radio spectrum to provide wireless voice, data and video communications services. The allocation of spectrum is regulated in the U.S. and other countries and limited spectrum space is allocated to wireless services and specifically to public safety users. We manufacture and market products in spectrum bands already made available by regulatory bodies. If current products do not comply with the regulations set forth by these governing bodies, we may be unable to sell our products or could incur penalties. Our results could be negatively affected by the rules and regulations adopted from time to time by the FCC or regulatory agencies in other countries. Regulatory changes in current spectrum bands may also require modifications to some of our products so they can continue to be manufactured and marketed.

Axon body worn cameras, docks, fleet vehicle cameras and signal devices are subject to FCC’s rules and regulations. These regulations affect CEDs with Signal technology, including the TASER 7, SPPM, and future CEDs implementing wireless technology. Compliance with government regulations could increase our operations and product costs and impact our future financial results.

Environmental Regulations

We are subject to various state, federal and international laws and regulations governing the environment, including restricting the presence of certain substances in our products and making us financially responsible for the collection, treatment, recycling and disposal of such products. In addition, further environmental legislation may be enacted in other jurisdictions, including the U.S. (under federal and state laws) and other countries, the cumulative impact of which could be significant.

We endeavor to comply with applicable environmental laws, yet compliance with such laws could increase our operations and product costs, increase the complexities of product design, procurement, and manufacturing, limit our ability to manage excess and obsolete non-compliant inventory, limit our sales activities, and impact our future financial results. Any violation of the various environmental regulations can subject us to significant liability, including fines, penalties, and prohibiting sales of our products into one or more states or countries and result in a material adverse effect on our financial condition or results of operations.

Privacy Regulations

We are subject to laws and regulations that dictate whether, how, and under what circumstances we can transfer, process and/or receive certain data that is critical to our operations, including data shared between countries or regions in which we operate and data shared among our products and services. If one or more of the legal mechanisms for transferring data from other countries to the U.S. is invalidated, if we are unable to transfer data between and among countries and regions in which we operate, or if we are prohibited from sharing data among our products and services, it could affect the manner in which we provide our services or adversely affect our financial results. Additional countries may pass legislation implementing data protection requirements or requiring local storage and processing of data or similar requirements that could increase the cost and complexity of delivering our services and expose us to significant penalties for non-compliance.

***

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

This Current Report on Form 8-K contains forward-looking statements. The Company has identified some of these forward-looking statements with words like “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “expect,” “anticipate,” “future,” “intend,” “plan,” “believe,” “estimate,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this Current Report include, but are not limited to, statements regarding a new revolving credit facility, the risks and uncertainties related to market conditions, risks that the Notes Offering will not be consummated on the terms or in the amounts contemplated or otherwise, risks that the convertible note hedge and warrant transactions will not be consummated on the terms contemplated or otherwise and the satisfaction of customary closing conditions related to the Notes Offering. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Except as required by law, the Company has no obligation to update any of these forward-looking statements to conform these statements to actual results or revised expectations.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 5, 2022

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2022	Axon Enterprise, Inc.

	By:	/s/ Brittany Bagley
Brittany Bagley
Chief Financial Officer and Chief Business Officer